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                                                                   EXHIBIT 10.23

                            SECOND AMENDMENT TO LEASE

              THIS SECOND AMENDMENT TO LEASE (this "Amendment") is entered into as of the 30th day of November 2000 between 233 BROADWAY OWNERS LLC, a New York limited liability company, with an office c/o 220 East 42nd Street, New York, New York 10017 ("Landlord") and ORGANIC INC., a Delaware corporation, with an office at 510 Third Avenue, 5th Floor, San Francisco, California 94107 ("Tenant").

                              W I T N E S S E T H:

              WHEREAS, Landlord and Tenant entered into a lease, dated November 4, 1999, as amended by that certain First Amendment to Lease, dated August 30, 2000 (collectively, the "Lease") for certain premises which are more particularly described in the Lease;

              WHEREAS, Tenant desires to surrender the seventeenth (17th) floor to Landlord and Landlord desires to accept same;

              NOW, THEREFORE, in consideration of the foregoing and certain other considerations, the receipt of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

              1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings set forth in the Lease. To the extent of any inconsistency between the terms of the Lease and this Amendment, the terms of this Amendment shall control.

              2. Tenant hereby surrenders to Landlord as of 11:59 p.m. on November 30, 2000 (the "First Surrender Date") the seventeenth (17th) floor of the Premises. Tenant shall vacate and surrender the seventeenth (17th) floor in the Surrender Condition on the First Surrender Date. For purposes of this Amendment, the term "Surrender Condition" shall mean (i) vacant and broom clean,
(ii) all alterations, decorations, installations, additions, improvements, fixtures, furnishings and equipment located on the floor to be surrendered remaining in place on such floor except all moveable office furniture shall be removed from such floor by Tenant, (iii) all systems which Tenant has installed which connect the floor to be surrendered to the other floors of the Premises shall, at Tenant's sole cost, be disconnected in order that the floor to be surrendered is independent of the remaining floors of the Premises (including but not limited to, (a) disconnecting such floors from any totalizer, (b) disconnecting any security and fire life safety systems and installing in substitution thereof panic bars on the doors, where appropriate, and (c) disconnecting all telecommunications systems) and (iv) all damage, other than de minimis damage, caused by Tenant's surrender shall be repaired by Landlord and Tenant shall pay the cost thereof as Additional Rent.

              3. Tenant hereby represents and warrants that Tenant has good right to surrender the seventeenth (17th) floor and that no one other than Tenant has acquired any right, title or interest in and to said floors.

              4. In consideration of the execution of this Amendment and surrender of the seventeenth (17th) floor in accordance with the terms of this Amendment, provided that on the Payment Date Tenant shall not be in default under the Lease, Landlord shall, on the Payment Date, pay to Tenant in an amount equal to $1,200,000.00 (hereinafter called the "Surrender Payment"). The Payment Date shall mean the earlier to occur of (i) the closing of any refinancing of the Building or (ii) May 30, 2001.

              5. (a) Simultaneously with the payment of the Surrender Payment to Tenant by Landlord, Landlord and Tenant shall complete and execute separate New York City Real Property



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Transfer Tax Returns. Landlord shall file same on or promptly after the date that the Surrender Payment is paid to Tenant with the New York City Department of Finance and shall give Tenant notice of such filing. Tenant hereby agrees to pay simultaneously with the receipt of the Surrender Payment, to the extent such tax is imposed with respect to the surrender of the sixteenth and seventeenth floors of the Premises, any New York City Real Property Transfer Tax (hereinafter called "RPT Tax"). Tenant further agrees to indemnify and hold Landlord harmless from any obligation for any RPT Tax and any loss, liability, cost or expense that Landlord may incur by reason of Tenant's failure to pay same in a timely manner. The provisions of this subparagraph 5(a) shall survive the termination or expiration of the Lease.

                  (b) Simultaneously with the payment of the Surrender Payment to Tenant by Landlord, Landlord and Tenant shall complete and execute separate New York State Combined Real Estate Transfer Tax Return Credit Line Mortgage Certificates (TP-584). Landlord shall file the same on or promptly after the date that the Surrender Payment is paid to Tenant with the New York State Department of Taxation and Finance. Tenant hereby agrees to pay simultaneously with the receipt of the Surrender Payment, to the extent such tax is imposed with respect to the surrender of the sixteenth and seventeenth floors, any New York State Real Estate Transfer Tax (hereinafter called "Transfer Tax"). Tenant further agrees to indemnify and hold Landlord harmless from any obligation for any Transfer Tax and any loss, liability, cost or expense that Landlord may incur by reason of Tenant's failure to pay same in a timely manner. The provisions of this subparagraph 5(b) shall survive the termination or expiration of the Lease.

              6.  Section 38.2(a) and (b) are hereby deleted from the Lease.

              7. Each of the persons executing this Amendment on behalf of Landlord and Tenant represents that he or she has been so duly authorized by Landlord and Tenant, respectively.

              8. This Amendment contains the entire agreement between the parties, and any executory or oral agreement hereinbefore or hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such agreement is made after the date hereof and is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

              9. Except as modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

              10. The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease as hereby supplemented, their respective assigns.

              11. This Amendment may not be changed or terminated orally but only by an agreement in writing signed by the party against which enforcement of any waiver, change, modification or discharge is sought.

              12. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York.

              13. This Amendment may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.




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              14. If any provisions of this Amendment or the application thereof to any person or circumstance shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Amendment and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced if and to the extent permitted by law.

              15. All terms and words used in this Amendment, shall be deemed to include the singular where plural form is used, the plural where singular form is used, and any other gender, all as the context may require.

              16. This Amendment shall not be binding upon Landlord unless and until a fully executed counterpart of this Amendment is delivered by Landlord or its attorney to Tenant or its attorney.

              IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                              LANDLORD:

                                              233 BROADWAY OWNERS LLC

                                              By:  ___________________________
                                                   Name:
                                                   Title: Manager


                                              TENANT:

                                              ORGANIC, INC.

                                              By:  ___________________________
                                                   Name:
                                                   Title: